Ernst & Young LLP             200 Clarnedon St.             Phone: 617 266-2000
                              Boston,                       Fax:   617 266 5843
                              Massachusetts  02116-5072




                         Report of Independent Auditors

The Board of Directors and Stockholders
National Southeast Aluminum Corporation


We have audited the accompanying balance sheets of National Southeast Aluminum Corporation as of December 31, 1994 and June 1, 1994, and the statements of operations, changes in stockholders' equity, and cash flows for the period from June 1, 1994 (date of inception) to December 31, 1994. These financial statements are the responsibility of the Company's management Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Southeast Aluminum Corporation at December 31, 1994 and June 1, 1994 and the results of its operations and its cash flows for the period from June 1, 1994 (date of inception) to December 31, 1994 in conformity with generally accepted accounting principles.


                                                          /s/ Ernst & Young LLP

March 3, 1995

                     National Southeast Aluminum Corporation
                                 Balance Sheets


                                                                    June 1, 1994
                                                  December 31          (date of
                                                      1994            inception)
Current assets:
 Cash (Note 3)                                     $     400           $302,000
 Accounts receivable, less allowance for uncollectible
   accounts of $27,456 (Note 6)                    1,266,151
 Inventories (Notes 4 and 6)                         141,390
 Prepaid expenses and other current assets             3,895             82,705
                                                  -----------------------------
Total current assets                               1,411,836            384,705

Machinery and equipment, net (Notes Sand 6)          271,316            218,750
Other assets                                           5,296              5,995
                                                   -----------------------------

Total assets                                      $1,688,448           $609,450
                                                   -----------------------------

Liabilities and stockholders' equity Current liabilities:
 Note payable - bank (Now 6)                      $ 866,541
 Accounts payable                                   513,945            $101,901
 Accrued expenses                                    41,563
 Current portion of long-term debt seller (Note 6)   33,409              13,597
                                                  ------------------------------
Total current liabilities                         1,455,458             115,498

Long-term debt - seller (Note 6)                    184,021             193,952
                                                  ------------------------------
Total liabilities                                 1,639,479             309,450

Commitments (Note 7)

Stockholders' equity:
     Common stock, no par value; 1,000 shares authorized,
        issued and outstanding                      300,000             300,000
     Accumulated deficit                           (251,031)
Total stockholders' equity                           48,969             300,000
                                                    -------

Total liabilities and stockholders' equity       $1,688,448            $609,450
                                                 -------------------------------

See accompanying notes.

                     National Southeast Aluminum Corporation
                             Statement of Operations
              For the period from June 1, 1994 (date of inception)
                              to December 31, 1994




Net sales                                                     $2,737,877
Cost of sales                                                  2,637,752
                                                                 100,125

Selling, general and administrative expenses                     317,635

Loss from operations                                            (217,510)

Interest expense                                                  30,318
Other expense                                                      3,203

Net loss                                                      $ (251,031)
                                                              -----------

See accompanying notes.

                     National Southeast Aluminum Corporation
                  Statement of Changes in Stockholders' Equity
              For the period from June 1, 1994 (date of inception)
                               to December 31 1994





                                     Common Stock      Accumulated Stockholders'
                                  Shares        Amount    Deficit    Equity

Balance at June 1, 1994            1,000       $300,000              $300,000
    Net loss                                             ($251,031)  (251,031)
Balance at December 31, 1994       1,000       $300,000  ($251,031)   $48,969
                               =========    ===========  ==========  =========


See accompanying notes.

                     National Southeast Aluminum Corporation
                             Statement of Cash Flows
              For the period from June 1, 1994 (date of inception)
                              to December 31, 1994



Operating activities
Net loss                                                     $ (251,031)
Adjustments to reconcile net loss to net cash used in
 operating activities:
 Depreciation                                                   33,165
 Amortization of organization costs                                699
 Amortization of debt discount                                   9,881
 Changes in operating assets and liabilities:
  Accounts receivable                                       (1,266,151)
  Inventories                                                 (141,390)
  Prepaid expenses and other current assets                     78,810
  Accounts payable                                             234,401
  Accrued expenses                                              41,563
                                                                ------
Net cash used in operating activities                       (1,260,053)

Investing activities
Capital expenditures                                           (85,731)
Net cash used in investing activities                          (85,731)

Financing activities
Borrowings under line of credit                                866,541
Checks not presented for payment                               177,643
                                                               -------
Net cash provided by financing activities                    1,044,184
                                                             ---------

Net decrease in cash                                          (301,600)
Cash, beginning of period                                      302,000

Cash, end of period                                       $        400
                                                            -----------

Supplemental disclosure of cash flow information:
     Interest paid                                            $ 20,437
                                                              --------

See accompanying notes.

                     National Southeast Aluminum Corporation
                          Notes to Financial Statements
                                December 31, 1994



1.       Nature of Business

National Southeast Aluminum Corporation (the Company) is a custom extruder of aluminum.

2.       Acquisition

Effective June 1, 1994, the Company purchased all of the tangible personal property relating to the aluminum extrusion business formerly operated in Winter Haven, Florida by High Performance Finishers and Extruders, Inc. The acquisition has been accounted for by the purchase method of accounting and, accordingly, the purchase price of $207,549 has been allocated to the assets acquired based upon the estimated fair value at the date of acquisition. The Company has granted the seller a security interest in the purchased assets to secure its obligation under the purchase agreement.

3.       Summary of Significant Accounting Policies,

Revenue Recognition

The Company recognizes revenue upon shipment of goods to customers. During 1994, the three largest customers accounted for approximately 48% of product sales.

Cash

Under the Company's cash management program, checks issued are not considered reductions of cash or accounts payable balances until presented to the bank for payment At December 31, 1994, checks not presented for payment amounted to $177,643.

Other Assets

Other assets include organization costs which are being amortized over a five-year period using the straight-line method.

                     National Southeast Aluminum Corporation
                    Notes to Financial Statements (continued)




     3.  Summary of Significant Accounting Policies (continued)

Inventories

Inventories are stated at the lower of cost, determined by the first-in, first-out method, or market Machinery and Equipment Machinery and equipment are stated at cost Depreciation is computed using the straight-line method over a five year period which is considered to he the estimated useful life of the various assets. The cost of improvements is capitalized in the appropriate fixed asset accounts, while maintenance and repairs are expensed as incurred. On disposition of assets, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in the results of operations.

Income Taxes

The Company has elected to have its income taxed directly to its stockholders in accordance with the "S" Corporation provisions of the Internal Revenue Code. Therefore, there is no provision for federal income taxes. The Company continues to pay state income taxes to those states that do not recognize "S" Corporation provisions of the Internal Revenue Code.

Tooling Costs

The Company purchases tools and dies for extrusion and expenses these costs as incurred. Tooling expense for the period from June 1, 1994 (date of inception) to December 31, 1994 was $219,684.

                     National Southeast Aluminum Corporation
                    Notes to Financial Statements (continued)



4.       Inventories

The composition of inventories was as follows:

                                                    December 31
                                                       1994

Raw materials                                           $123,548
Finished goods                                            17,842

                                                        $141,390

5.       Machinery and Equipment

Machinery and equipment consists of the following:

                                                             June 1, 1994
                                       December 31              (date of
                                           1994                 inception)


Machinery and equipment                    $297,004             $215,854
Furniture and office equipment                7,477                2,896
                                            304,481              218,750
Less accumulated depreciation                33,165                    0

                                           $271,316             $218,750

                     National Southeast Aluminum Corporation
                    Notes to Financial Statements (continued)



6.       Borrowings
Revolving Loan Agreement

On June 16, 1994, the Company entered into a revolving line of credit agreement with a bank under which an amount up to the lesser of $1,500,000 or a variable amount dependent on inventory and accounts receivable balances is available. The interest rate on the loan is equal to the bank's base rate plus 1/2% (9% at December 31, 1994). Borrowings under the agreement are collateralized by inventories and receivables. During the period ended December 31, 1994, the weighted average borrowings outstanding was approximately $187,000 and the weighted average interest rate was approximately 8.7%. The outstanding balance at December 31, 1994 under this agreement was $866,541. This line of credit agreement is guaranteed by National Northeast Corporation, a related party (see
Note 8).

Note Payable - Seller

On April 28, 1994, the Company entered into an agreement to purchase certain machinery and equipment located in Winter Haven, Florida effective June 1, 1994. Under this agreement, the Company has agreed to pay the seller $268,645 in 65 installments of $4,133 commencing January 1995 and continuing through May 2000. The fair value of this installment note payable has been estimated using discounted cash flow analysis based on the current incremental borrowing rates available to the Company. For the period from June 1, 1994 (date of inception) to December 31, 1994, $9,881 of discount was recorded as interest expense. The outstanding balance of $217,430 at December 31, 1994 is net of the remaining discount of $51,215.

Pursuant to the terms of this agreement, additional "volume" payments are required by the Company if shipments (based on pounds) in any calendar year through May 2000 exceed a certain level. For the period ended December 31, 1994, an additional payment of $20,810 was due under these terms.

                     National Southeast Aluminum Corporation
                    Notes to Financial Statements (continued)

7.       Commitments
Lease Commitments

The Company leases its facilities under an operating lease expiring in 2000. The annual future minimum lease payments are as follows:

                             1995                  $ 70,400
                             1996                    70,400
                             1997                    70,400
                             1998                    70,400
                             1999                    70,400
                             2000                    33,733
                                                     ------
Total future minimum lease payments                $385,733

Rental expense under this lease amounted to $41,069 for the period ended December 31, 1994. Pursuant to the terms of the lease agreement, the Company has the option to four successive renewals of this lease for a period of five years each, except that the first renewal shall commence June 1, 2000 and end December 31, 2004.

8.       Related Party Transactions

The majority stockholders of National Southeast Aluminum Corporation also own a majority interest in National Northeast Corporation ("NNE"). NNE was formed in February 1992 and is located in Lawrence, Massachusetts.

NNE and certain stockholders of NNE and National Southeast Aluminum Corporation perform accounting and managerial services for the Company for a fee equal to approximately 3% of the Company's sales, of which 1.5% is payable to NNE and 1.5% is payable to the stockholders. The gross management fees incurred by the Company amounted to $82,368 for the period ended December 31, 1994. A payable to NNE for management fees of $17,180 is included in accounts payable at December 31, 1994.

                     National Southeast Aluminum Corporation
                    Notes to Financial Statements (continued)


8.       Related Party Transactions (continued)
During 1994 the Company sold approximately $335,000 of extruded aluminum to NNE. At December 31, 1994, $204,232 receivable from NNE is included in accounts receivable.

When  consistent  with the cash  management  objectives  of  National  Northeast
Corporation and as permitted by their loan agreement, NNE provides short term loans to the Company. During 1994, the average amount outstanding related to these short term loans amounted to approximately $203,000 and the weighted average interest rate was approximately 8.7%. interest expense related to these borrowings amounted to approximately $10,500 for the year ended December 31, 1994. At December 31, 1994 there were no principal amounts outstanding to NNE. Interest payable related to these short term loans amounted to $3,090 at December 31, 1994.

In December 1994, the Company purchased machinery and equipment with a net book value of $2,454 from NNE. A payable to NNE of $2,454 for this equipment is included in accounts payable at December 31, 1994.